 ------------------------------------------------------------------------------


                           NORSKE SKOG CANADA LIMITED
                         (Formerly PACIFICA PAPERS INC.)

                                       and

          WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee
             (Formerly NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION)

                             ----------------------

                          FOURTH SUPPLEMENTAL INDENTURE

                          Dated as of September 1, 2001

                                       to

                                    INDENTURE

                           Dated as of March 12, 1999

                                  by and among

                           NORSKE SKOG CANADA LIMITED
                        (Formerly PACIFICA PAPERS INC.),

                           the GUARANTORS PARTY HERETO

                                       and

          WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee
             (Formerly NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION)

                            -------------------------

                                  $200,000,000

                            10% Senior Notes Due 2009

  -----------------------------------------------------------------------------

                                    ARTICLE I
                                    Article I
           ASSUMPTION OF OBLIGATIONS BY THE SUCCESSOR COMPANY AND THE
      SUCCESSOR GUARANTOR; REAFFIRMATION OF OBLIGATIONS OF THE GUARANTORS


         SECTION 1.01               Assumption and Reaffirmation...................................................2

                                   Article II
                               GUARANTEE OF NOTES

         Section 2.01               Guarantee......................................................................3
         Section 2.02               Execution and Delivery of Guarantee............................................4
         Section 2.03               Limitation of Guarantee........................................................5
         Section 2.04               Release of Guarantor...........................................................5
         Section 2.05               Assumption of Terms of the Indenture...........................................6

                                   Article III
                            MISCELLANEOUS PROVISIONS

         Section 3.01               Terms Defined..................................................................6
         Section 3.02               Indenture......................................................................6
         Section 3.03               Governing Law..................................................................6
         Section 3.04               Successors.....................................................................6
         Section 3.05               Multiple Counterparts..........................................................6
         Section 3.06               Effectiveness..................................................................6
         Section 3.07               Trustee Disclaimer.............................................................6
         Section 3.08               Agent for Service; Submission to Jurisdiction; Waiver of Immunities............7
         Section 3.09               Notices........................................................................7


     FOURTH SUPPLEMENTAL INDENTURE dated as of September 1, 2001, by and among NORSKE SKOG CANADA LIMITED, a Canadian corporation (the "SUCCESSOR COMPANY") (formerly PACIFICA PAPERS INC. (the "PREDECESSOR COMPANY")), NORSKE SKOG CANADA PULP OPERATIONS LIMITED (the "SUCCESSOR GUARANTOR"), ELK FALLS PULP AND PAPER LIMITED, NORSKE SKOG CANADA (JAPAN) LTD., NORSKE SKOG CANADA FINANCE LIMITED, NORSKE SKOG CANADA PULP SALES INC., NORSKE SKOG CANADA SALES INC., NORSKE SKOG PAPER COMPANY, NSCL HOLDINGS INC., (the "NEW GUARANTORS"), the guarantors set forth on the signature pages hereto (the "EXISTING GUARANTORS" and together with the New Guarantors and the Successor Guarantor, the "GUARANTORS"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (formerly NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION) as trustee under the hereafter defined Indenture (the "TRUSTEE").

     WHEREAS the Predecessor Company and the Existing Guarantors heretofore executed and delivered to the Trustee an Indenture dated as of March 12, 1999, as amended from time to time (the "INDENTURE"), providing for the issuance of up to $200,000,000 aggregate principal amount of the Predecessor Company's 10% Senior Notes Due 2009 (the "NOTES"); and

     WHEREAS, there have been issued and are now outstanding under the Indenture, Notes in the aggregate principal amount of $200,000,000; and

     WHEREAS, the Indenture was supplemented by the First Supplemental Indenture made among the Predecessor Company, the Existing Guarantors (other than Pacifica Papers Sales Ltd.), Pacifica Power Co. Ltd. and the Trustee dated March 12, 1999; and

     WHEREAS, the Indenture was further supplemented by the Second Supplemental Indenture made among the Predecessor Company, the Existing Guarantors, Pacifica Power Co. Ltd. and the Trustee dated December 30, 1999; and

     WHEREAS, the Indenture was further supplemented by the Third Supplemental Indenture made among the Predecessor Company, the Existing Guarantors, Pacifica Power Co. Ltd. and the Trustee dated January 31, 2001; and

     WHEREAS, in connection with the acquisition of the Predecessor Company by NORSKE SKOG CANADA LIMITED ("PREDECESSOR NSCL"), Predecessor NSCL and the Predecessor Company effected a vertical short-form amalgamation to form the Successor Company; and

     WHEREAS, the Successor Company desires by this Fourth Supplemental Indenture, to expressly assume the obligations of the Predecessor Company under the Indenture and the Notes; and

     WHEREAS, Predecessor NSCL has organized each of the New Guarantors; and

     WHEREAS, the Indenture provides that under certain circumstances the New Guarantors shall execute and deliver to the Trustee a supplemental indenture pursuant to which each of the New Guarantors shall unconditionally guarantee all of the Successor Company's obligations under the Notes and the Indenture on the terms and conditions set forth herein (the "GUARANTEE"); and

     WHEREAS, PACIFICA PAPERS EXPORT SALES COMPANY LIMITED ("PPESCL"), a Guarantor under the Indenture, and NORSKE SKOG CANADA PULP OPERATIONS LIMITED have effected a horizontal short-form amalgamation to form the Successor Guarantor; and

     WHEREAS, the Successor Guarantor desires, by this Fourth Supplemental Indenture, to expressly assume all of the obligations of PPESCL under the Indenture, the Notes and PPESCL's Guarantee; and

     WHEREAS, the Existing Guarantors desire, by this Fourth Supplemental Indenture, to expressly reaffirm, jointly and severally, the obligations of the Existing Guarantors under the Indenture and under Guarantees endorsed on the Notes; and

     WHEREAS, the Guarantors are all of the Restricted Subsidiaries of the Successor Company; and

     WHEREAS, the execution and delivery of this Fourth Supplemental Indenture has been duly and validly authorized by a resolution of the Successor Company and each of the several Existing Guarantors and each of the several New Guarantors; and

     WHEREAS, all the conditions and requirements necessary to make this Fourth Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled by the parties hereto and the execution and delivery thereof have been in all respects duly authorized by the parties hereto.

     NOW, THEREFORE, in consideration of the above premises, each party agrees, for the benefit of the others and for the equal and ratable benefit of the Holders of the Notes, as follows:



                                   ARTICLE I

           ASSUMPTION OF OBLIGATIONS BY THE SUCCESSOR COMPANY AND THE
            SUCCESSOR GUARANTOR; REAFFIRMATION OF OBLIGATIONS OF THE
                                   GUARANTORS

     SECTION 1.01 ASSUMPTION AND REAFFIRMATION. The Successor Company hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking of the Predecessor Company in the Indenture as if the Successor Company had been the original issuer of the Notes, and also hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking in each Note outstanding on the date of this Fourth Supplemental Indenture and any Notes delivered hereafter.

     The Successor Guarantor hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking of PPESCL in the Indenture as if the Successor Guarantor had been an original party thereto and also hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking in the Guarantee endorsed on each Note outstanding on the date of this Fourth Supplemental Indenture and any Guarantee endorsed on any Notes delivered hereafter.

     Each Existing Guarantor hereby expressly and unconditionally reaffirms each and every covenant, agreement and undertaking of such Existing Guarantor in the Indenture as if the Successor Company had been the original issuer of the Notes, and also hereby expressly and unconditionally reaffirms each and every covenant, agreement and undertaking in its Guarantee endorsed on the Notes outstanding on the date of this Fourth Supplemental Indenture and in each Guarantee endorsed on any Notes delivered hereafter.


                                   ARTICLE II
                               GUARANTEE OF NOTES

     Section 2.01 GUARANTEE. Each New Guarantor hereby jointly and severally unconditionally guarantees, on a senior unsecured basis, to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors, irrespective of: (i) the validity and enforceability of the Indenture, the Notes or the obligations of the Successor Company or any other Guarantors to the Holders or the Trustee hereunder or thereunder; or (ii) the absence of any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or default of a Guarantor, that: (a) the principal of, premium, if any, interest and Additional Interest, if any, on and any Additional Amounts, if any, with respect to the Notes will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on the overdue principal and (to the extent permitted by law) interest or Additional Interest, if any, on or Additional Amounts, if any, with respect to the Notes and all other obligations of the Successor Company or any Guarantor to the Holders or the Trustee hereunder or thereunder (including amounts due the Trustee under Section 7.07 of the Indenture) and all other obligations under the Indenture or the Notes will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed, or failing performance of any other obligation of the Successor Company to the Holders, for whatever reason, each New Guarantor will be obligated to pay, or to perform or cause the performance of, the same immediately. An Event of Default under the Indenture or the Notes shall constitute an event of default under this Guarantee, and shall entitle the Holders of Notes or the Trustee to accelerate the obligations of the New Guarantors hereunder in the same manner and to the same extent as the obligations of the Successor Company.

     Each New Guarantor, by execution of this Guarantee, agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Indenture or the Notes, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any release of any other Guarantor, the recovery of any judgment against the Successor Company, any action to enforce the same, whether or not a Guarantee is affixed to any particular Note, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each New Guarantor, by execution of this Guarantee, waives the benefit of diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Successor Company, any right to require a proceeding first against the Successor Company, protest, notice and all demands whatsoever and covenants that the Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes, the Indenture and this Guarantee. This Guarantee is a guarantee of payment and not of collection. If any Holder or the Trustee is required by any court or otherwise to return to the Successor Company or to any Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Successor Company or such Guarantor, any amount paid by the Successor Company or such Guarantor to the Trustee or such Holder, this Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each New Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (a) subject to Article Ten of the Indenture, the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Six of the Indenture for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (b) in the event of any acceleration of such obligations as provided in Article Six of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Guarantee.

     This Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Successor Company for liquidation or reorganization, should the Successor Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Successor Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Notes are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Notes, whether as a "voidable preference," "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Notes shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     No shareholder, officer, director, employee or incorporator, past, present or future, of any New Guarantor, as such shall have any personal liability under this Guarantee by reason of his, her or its status as such shareholder, officer, director, employee or incorporator.

     Section 2.02 EXECUTION AND DELIVERY OF GUARANTEE. To further evidence the Guarantee set forth in Section 2.01 hereof, each New Guarantor hereby agrees that a notation of such Guarantee, substantially in the form included in EXHIBIT F of the Indenture, shall be endorsed on each Note authenticated and delivered by the Trustee and such Guarantee shall be executed by either manual or facsimile signature of an Officer of each New Guarantor. The validity and enforceability of any Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

     Each New Guarantor hereby agrees that its Guarantee set forth in Section
2.01 hereof shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee.

     If an Officer of a New Guarantor whose signature is on the Indenture or a Guarantee no longer holds that office at the time the Trustee authenticates the Note on which such Guarantee is endorsed or at any time thereafter, such New Guarantor's Guarantee of such Note shall be valid nevertheless.

     The delivery of any Note by the Trustee, after the authentication thereof under the Indenture, shall constitute due delivery of any Guarantee set forth in the Indenture on behalf of the New Guarantors.

     Section 2.03 LIMITATION OF GUARANTEE. The obligations of each Guarantor are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under the Indenture, result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Guarantor that makes a payment or distribution under a Guarantee shall be entitled to a contribution from each other Guarantor in a PRO RATA amount based on the net assets of each Guarantor, determined in accordance with GAAP.

     Section 2.04 RELEASE OF GUARANTOR. A Guarantor shall be released from all of its obligations under its Guarantee if:

     (i) the Guarantor has sold all of its assets or the Successor Company and its Restricted Subsidiaries have sold all of the Capital Stock of the Guarantor owned by them, in each case in a transaction in compliance with the terms of the Indenture (including Sections 4.10 and 5.01 thereof);

     (ii) the Guarantor merges with or into or consolidates with, or transfers all or substantially all of its assets to, the Successor Company or another Guarantor in a transaction in compliance with Section 5.01 of the Indenture; or

     (iii) the Guarantor is designated an Unrestricted Subsidiary in compliance with the terms of the Indenture (including Section 4.07 thereof);

and in each such case, the Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to such transactions have been complied with and that such release is authorized and permitted hereunder and under the Indenture.

     If all of the conditions to release contained in this Section 2.04 and the Indenture have been satisfied, the Trustee shall execute any documents reasonably requested by the Successor Company or any Guarantor in order to evidence the release of such Guarantor from its obligations under its Guarantee endorsed on the Notes and under Article Ten of the Indenture.

     Section 2.05 ASSUMPTION OF TERMS OF THE INDENTURE. Each New Guarantor hereby assumes, agrees to be bound and shall have the benefit of all obligations and terms of the Indenture applicable to a Guarantor.

                                  ARTICLE III
                            MISCELLANEOUS PROVISIONS

     Section 3.01 TERMS DEFINED. For all purposes of this Fourth Supplemental Indenture, except as otherwise defined or unless the context otherwise requires, terms used in capitalized form in this Fourth Supplement Indenture and defined in the Indenture have the meanings specified in the Indenture.

     Section 3.02 INDENTURE. Except as amended hereby, the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and the Notes are in all respects ratified and confirmed and all the terms shall remain in full force and effect.

     Section 3.03 GOVERNING LAW. THIS FOURTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINICPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     Section 3.04 SUCCESSORS. All agreements of the Successor Company in this Fourth Supplemental Indenture and the Notes shall bind its successors. All agreements of each of the Guarantors in this Fourth Supplemental Indenture, the Notes and the Guarantees shall jointly and severally bind their respective successors. All agreements of the Trustee in this Fourth Supplemental Indenture shall bind its successors.

     Section 3.05 MULTIPLE COUNTERPARTS. The parties may sign multiple counterparts of this Fourth Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

     Section 3.06 EFFECTIVENESS. The provisions of this Fourth Supplemental Indenture will take effect immediately upon its execution and delivery by the Trustee in accordance with the provisions of Article Eight of the Indenture.

     Section 3.07 TRUSTEE DISCLAIMER. The Trustee accepts the amendment of the Indenture effected by this Fourth Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the

Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statement contained herein, all of which recitals or statements are made solely by the Successor Company, the New Guaranteeing Subsidiaries and the Guarantors, or for or with respect to (i) the validity or sufficiency of this Fourth Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Successor Company and each Guarantor by corporate action or otherwise, (iii) the due execution hereof by the Successor Company and each Guarantor, (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

     Section 3.08 AGENT FOR SERVICE; SUBMISSION TO JURISDICTION; WAIVER OF IMMUNITIES. By the execution and delivery of this Fourth Supplemental Indenture, the Successor Company and each New Guarantor (i) acknowledges that it has, by separate written instrument, designated and appointed CT Corporation System as its authorized agent upon which process may be served in any suit, action or proceeding arising out of or relating to the Notes, the Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture or this Fourth Supplemental Indenture that may be instituted in any Federal or State court in the State of New York, Borough of Manhattan, or brought under Federal or State securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as Trustee hereunder), and acknowledges that CT Corporation System has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit, action or proceeding, and (iii) agrees that service of process upon CT Corporation System and written notice of said service to it (mailed or delivered to its Executive Director at its principal office as specified in Section 11.02 of the Indenture), shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Successor Company and each New Guarantor further agree to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of CT Corporation System, in full force and effect so long as the Indenture shall be in full force and effect; PROVIDED that the Successor Company may and shall (to the extent CT Corporation System ceases to be able to be served on the basis contemplated herein), by written notice to the Trustee, designate such additional or alternative agents for service of process under this Section 3.08 that (i) maintains an office located in the Borough of Manhattan, The City of New York in the State of New York, (ii) are either (x) counsel for the Successor Company or (y) a corporate service company which acts as agent for service of process for other Persons in the ordinary course of its business and (iii) agrees to act as agent for service of process in accordance with this Section 3.08. Such notice shall identify the name of such agent for process and the address of such agent for process in the Borough of Manhattan, The City of New York, State of New York. Upon the request of any Holder, the Trustee shall deliver such information to such Holder. Notwithstanding the foregoing, there shall, at all times, be at least one agent for service of process for the Successor Company and any New Guarantor, if any, appointed and acting in accordance with this Section 3.08.

     Section 3.09 NOTICES.

     Section 11.02 of the Indenture is hereby restated and replaced by this
Section 3.09.

     Except for notices or communications to Holders, any communication shall be given in writing and delivered in person, sent by facsimile, delivered by commercial courier service or mailed by first-class mail, postage prepaid, addressed as follows:

     If to the Company or any Guarantor:

                           NORSKE SKOG CANADA LIMITED
                           9th Floor, 700 West Georgia Street
                           P.O. Box 10058
                           Pacific Centre,
                           Vancouver, British Columbia V7Y 1J7
                           CANADA

                           Attention: Chief Financial Officer

                           Fax Number: (604) 654-4070

     With, in the case of any notice furnished pursuant to Article 6 of the Indenture, a copy to:

                           LAWSON LUNDELL
                           1600 Cathedral Place
                           925 West Georgia Street
                           Vancouver, British Columbia V6C 3L2
                           CANADA

                           Attention: David J. Smith

                           Fax Number: (604) 669-1620

                                    and

                           Shearman & Sterling
                           1080 Marsh Road
                           Menlo Park, California 94025
                           Attention: Bruce Czachor, esq.
                           Fax Number: (650) 838-3699


     If to the Trustee:

                           WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION 213 Court Street, Suite 902
                           Middletown, CT 06457

                           Attention:  Corporate Trust Services

                           Fax Number: (860) 704-6219

                                   SIGNATURES


     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed as of the date first written above.

                        THE NEW GUARANTORS:


                        ELK FALLS PULP AND PAPER LIMITED


                        By:      /s/ R. Leverton
                                 _________________________________
                                 Name: Ralph Leverton
                                 Title: Vice-President, Finance,
                                        Chief Finance Officer
                                        and Secretary


                        NORSKE SKOG CANADA (JAPAN) LTD.


                        By:      /s/ R. Leverton
                                 _________________________________
                                 Name: Ralph Leverton
                                 Title: Vice-President, Finance,
                                        Chief Finance Officer
                                        and Secretary


                        NORSKE SKOG CANADA FINANCE LIMITED


                        By:      /s/ R. Leverton
                                 _________________________________
                                 Name: Ralph Leverton
                                 Title: Vice-President, Finance,
                                        Chief Finance Officer
                                        and Secretary

                        NORSKE SKOG CANADA PULP SALES INC.


                        By:      /s/ R. Leverton
                                 _________________________________
                                 Name: Ralph Leverton
                                 Title: Vice-President, Finance,
                                        Chief Finance Officer
                                        and Secretary

                        NORSKE SKOG CANADA SALES INC.


                        By:      /s/ R. Leverton
                                 _________________________________
                                 Name: Ralph Leverton
                                 Title: Vice-President, Finance,
                                        Chief Finance Officer
                                        and Secretary

                        NORSKE SKOG PAPER COMPANY


                        By:      /s/ R. Leverton
                                 _________________________________
                                 Name: Ralph Leverton
                                 Title: Vice-President, Finance,
                                        Chief Finance Officer
                                        and Secretary

                        NSCL HOLDINGS INC.


                        By:      /s/ R. Leverton
                                 _________________________________
                                 Name: Ralph Leverton
                                 Title: Vice-President, Finance,
                                        Chief Finance Officer
                                        and Secretary



                        THE SUCCESOR GUARANTOR

                        NORSKE SKOG CANADA PULP OPERATIONS LIMITED


                        By:      /s/ R. Leverton
                                 _________________________________
                                 Name: Ralph Leverton
                                 Title: Vice-President, Finance,
                                        Chief Finance Officer
                                        and Secretary

                        THE SUCCESSOR COMPANY:


                        NORSKE SKOG CANADA LIMITED


                        By:      /s/ R. Leverton
                                 _________________________________
                                 Name: Ralph Leverton
                                 Title: Vice-President, Finance,
                                        Chief Finance Officer
                                        and Secretary



                        THE EXISTING GUARANTORS:


                        PACIFICA POPLARS LTD.


                        By:      /s/ R. Leverton
                                 _________________________________
                                 Name: Ralph Leverton
                                 Title: Vice-President, Finance,
                                        Chief Finance Officer
                                        and Secretary


                        PACIFICA POPLARS INC.


                        By:      /s/ R. Leverton
                                 _________________________________
                                 Name: Ralph Leverton
                                 Title: Vice-President, Finance,
                                        Chief Finance Officer
                                        and Secretary


                        PACIFICA PAPERS SALES INC.


                        By:      /s/ R. Leverton
                                 _________________________________
                                 Name: Ralph Leverton
                                 Title: Vice-President, Finance,
                                        Chief Finance Officer
                                        and Secretary

                        PACIFICA PAPERS US INC.


                        By:      /s/ R. Leverton
                                 _________________________________
                                 Name: Ralph Leverton
                                 Title: Vice-President, Finance,
                                        Chief Finance Officer
                                        and Secretary


                        PACIFICA PAPERS CO. LIMITED
                        PARTNERSHIP by its general partner
                        PACIFICA PAPERS INC.


                        By:      /s/ R. Leverton
                                 _________________________________
                                 Name: Ralph Leverton
                                 Title: Vice-President, Finance,
                                        Chief Finance Officer
                                        and Secretary


                        PACIFICA PAPERS SALES LTD.


                        By:      /s/ R. Leverton
                                 _________________________________
                                 Name: Ralph Leverton
                                 Title: Vice-President, Finance,
                                        Chief Finance Officer
                                        and Secretary


                        PACIFICA PAPERS KABUSHIKI KAISHA.


                        By:      /s/ R. Leverton
                                 _________________________________
                                 Name: Ralph Leverton
                                 Title: Vice-President, Finance,
                                        Chief Finance Officer
                                        and Secretary

                        THE TRUSTEE:


                        WELLS FARGO BANK MINNESOTA,
                        NATIONAL ASSOCIATION, as Trustee


                        By:      /s/ M. Slade
                                 _________________________________
                                 Name: Michael G. Slade
                                 Title: Corporate Trust Officer